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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) January 13, 1999
                                                     --------------------------

                          CASE RECEIVABLES II INC.
             (Exact Name of Registrant as Specified in Charter)


          Delaware                   33-99298                  76-0439709
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)          Identification No.)


233 Lake Avenue, Racine, Wisconsin                                       53403
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(Address of Principal Executive Offices                              (Zip Code)


Registrant's telephone number, including area code     (414) 636-6011
                                                   ----------------------------

                  233 Lake Avenue, Racine, Wisconsin 53403
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       (Former Name or Former Address, if Changed Since Last Report)




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                                     1

Item 5.           Other Events

         In the Prospectus Supplement dated November 18, 1998, issued under Registration Statement No. 33-52493, the Registrant stated that, following the end of the Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool of Case Equipment Receivables Trust 1998-C upon completion of the Funding Period. Following below is such information:



                       Composition of the Receivables
                    as of the end of the Funding Period


 Weighted                                      Weighted    Weighted
 Avereage                                       Average     Average    Average
 APR of       Aggregate        Number of       Remaining    Original   Contact
Receivables  Contract Value   Receivables       Term        Term        Value
-----------  ---------------   -----------    ----------   --------  ----------
8.664%       $616,056,369.64   17,359          45.17        52.83    $35,489.16
                                               months       months


                   Distribution by APR of the Receivables
                    as of the end of the Funding Period


                                                  Aggregate         Percent of
                               Number of           Contract          Aggregate
APR Range                    Receivables              Value     Contract Value
  3.163%   - 3.999%                  247       6,439,195.36              1.05%
  4.000%  - 4.999%                   191       8,931,819.73              1.45%
  5.000%  - 5.999%                 1,516      28,773,553.85              4.67%
  6.000%  - 6.999%                 1,589      34,655,450.92              5.63%
  7.000%  - 7.999%                 1,729      54,723,988.83              8.88%
  8.000%  - 8.999%                 4,179     255,734,734.50             41.51%
  9.000%  - 9.999%                 3,796     138,927,149.03             22.55%
10.000%  - 10.999%                 3,030      59,271,131.80              9.62%
11.000%  - 11.999%                   567      16,132,452.72              2.62%
12.000%  - 12.999%                   283       7,445,056.08              1.21%
13.000%  - 13.999%                   156       3,244,748.49              0.53%
14.000%  - 14.999%                    38         801,185.80              0.13%
15.000%  - 15.999%                    14         265,598.87              0.04%
16.000%  - 16.999%                     4         105,565.29              0.02%
17.000%  - 17.999%                    19         599,387.87              0.10%
18.000%  - 18.000%                     1           5,350.50              0.00%
                                  ------      -------------           --------
Total                             17,359     616,056,369.64            100.00%
                                  ======     ==============           ========

             Distribution by Equipment Type of the Receivables
                    as of the end of the Funding Period



                                                                     Percent of
                                                     Aggregate        Aggregate
                               Number of              Contract        Contract
Type                          Receivables               Value          Value
----                          -----------             --------       ----------
Agricultural
         New                        4,900        $172,001,314.96        27.92%
        Used                        7,701         248,980,836.65        40.42

Construction
         New                        2,536         114,401,110.07        18.57
        Used                        2,222          80,673,107.96        13.10
                                    ------          -------------       -----

Total                              17,359        $616,056,369.64       100.00%
                                   ======        ===============       ======


            Distribution by Payment Frequency of the Receivables
                    as of the end of the Funding Period



                                                                   Percent of
                                                 Aggregate         Aggregate
                          Number of               Contract          Contract
Frequency                 Receivables              Value            Value
---------                 -----------            ---------        ------------

Annual                          9,637       $349,678,728.00         56.76%
Monthly                         6,764        232,756,486.91         37.78
Quarterly                         206          6,804,285.59          1.10
Semi-Annual                       752         26,816,869.14          4.35
                               ------         -------------          ----


Total                         17,359        $616,056,369.64        100.00%
                              ======        ===============        ======

              Distribution by Current Value of the Receivables
                    as of the end of the Funding Period



                                                                     Percent of
       Contract                                        Aggregate     Aggregate
        Value                        Number of         Contract       Contract
        Range                       Receivables          Value         Value
       --------                     -----------       -----------     --------

$       32.63 -   4,999.99            1,470      $    4,865,576.68     0.79%
     5,000.00 -   9,999.99            2,807          21,101,406.16     3.43
    10,000.00 -  14,999.99            2,510          30,985,195.45     5.03
    15,000.00 -  19,999.99            1,732          29,958,820.00     4.86
    20,000.00 -  24,999.99            1,171          26,142,198.63     4.24
    25,000.00 -  29,999.99              846          23,214,724.22     3.77
    30,000.00 -  34,999.99              735          23,783,875.66     3.86
    35,000.00 -  39,999.99              694          25,993,629.96     4.22
    40,000.00 -  44,999.99              650          27,587,180.42     4.48
    45,000.00 -  49,999.99              568          26,910,529.25     4.37
    50,000.00 -  54,999.99              506          26,566,921.91     4.31
    55,000.00 -  59,999.99              453          25,983,554.62     4.22
    60,000.00 -  64,999.99              361          22,535,410.29     3.66
    65,000.00 -  69,999.99              295          19,886,544.19     3.23
    70,000.00 -  74,999.99              290          21,016,636.03     3.41
    75,000.00 -  99,999.99            1,147          99,111,383.72    16.09
   100,000.00 - 199,999.99            1,012         127,478,854.97    20.69
   200,000.00 - 299,999.99               76          18,333,108.21     2.98
   300,000.00 - 499,999.99               28           9,808,334.13     1.59
   500,000.00 - 699,999.99                7           4,089,598.92     0.66
   700,000.00 - 702,886.22                1             702,886.22     0.11
                                     ------         --------------    ------



           Total                    17,359        $616,056,369.64    100.00%
                                    ======        ===============    ======

                 Geographic Distribution of the Receivables
                    as of the end of the Funding Period



                                      Percent of                                                   Percent of
                                      Aggregate                                                    Aggregate
State(1)                           Contract Value             State                             Contract Value
-------                            --------------             -----                             --------------

Alabama.............................     2.26%               Nebraska...........................     3.84%
Alaska..............................     0.13                Nevada.............................     0.44
Arizona...........................       1.19                New Hampshire......................     0.11
Arkansas...........................      5.57                New Jersey.........................     0.44
California..........................     3.48                New Mexico.........................     0.26
Colorado...........................      1.20                New York...........................     2.01
Connecticut.........................     0.30                North Carolina.....................     2.25
Delaware............................     0.30                North Dakota.......................     1.34
                                                             Ohio...............................     2.26
Florida.............................     1.48                Oklahoma...........................     1.46
Georgia............................      2.24                Oregon.............................     1.15
Hawaii..............................     0.01                Pennsylvania.......................     1.57
Idaho...............................     1.65                Rhode Island.......................     0.01
Illinois .......................         7.01                South Carolina.....................     0.99
Indiana.............................     3.64                South Dakota  .....................     1.78
Iowa................................     7.06                Tennessee..........................     1.97
Kansas  ............................     2.66                Texas..............................     7.18
Kentucky............................     1.43                Utah...............................     0.97
Louisiana...........................     3.94                Vermont............................     0.36
Maine...............................     0.22                Virginia...........................     1.09
Maryland............................     0.78                Washington.........................     1.63
Massachusetts.......................     0.19                West Virginia......................     0.14
Michigan............................     1.88                Wisconsin..........................     2.96
Minnesota...........................     5.77                Wyoming............................     0.34
Mississippi   ......................     3.78
Missouri............................     4.25
Montana.............................     1.03                 Total............................    100.00%



--------------------------
(1)      Based on billing addresses of Obligors.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CASE RECEIVABLES II INC.
                                     (Registrant)




Dated: January 22, 1999           By: /s/ Peter Hong
                                 ---------------------------------------------
                                 Peter Hong
                                 Treasurer


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